THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NML VARIABLE ANNUITY ACCOUNT A

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY (DATED APRIL 30, 2008)

NML VARIABLE ANNUITY ACCOUNT B

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY (DATED APRIL 30, 2008)

This Supplement revises certain information with regard to the Reinvestment of Redemptions and Waiver of Withdrawal Charges sections of the Prospectuses referenced above dated April 30, 2008.

The following underlined language is added to the section titled “Reinvestment of Redemptions”:

Reinvestment of Redemptions In special limited circumstances, we will allow Purchase Payments to be made without the deduction of a sales load (or with a refund of a withdrawal charge) for those Contract Owners who make a Purchase Payment in connection with a request to void a redemption made within 60 days (or whatever period that may be required under applicable state law) of our receipt of the redemption request. Such Purchase Payments and the amount of any withdrawal charge deducted upon redemption will be reinvested at the accumulation unit value next determined for each investment option after our receipt of the signed request for reinvestment in good order at our Home Office. Purchase payments will be applied to the same investment option(s) from which the initial redemption(s) were made. We will not process a request for reinvestment where redemption proceeds were paid by check made payable to the Contract Owner and such check was cashed. Similarly, we may refuse to process requests for reinvestment where it is not administratively feasible. Any redemptions, whether paid by check, wire, or direct deposit, that – but for the Worker, Retiree, and Employer Recovery Act of 2008 (the “Act”) would have been considered “required minimum distributions” (“RMDs”) for the 2009 calendar year – may be reinvested, as described above, without the deduction of a sales load so long as you request such reinvestment within 60 days of the date such distribution is made. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. For further information, contact your financial representative.

The last paragraph of the section titled “Waiver of Withdrawal Charges” is amended with the following underlined language:

As a matter of administrative practice, which we reserve the right to change at any time in our sole discretion, we are currently waiving withdrawal charges for Required Minimum Distributions (except for withdrawals from GIF8) when submitted on our Required Minimum Distribution Request form. For Contract Owners or Beneficiaries affected by section 201 of the Worker, Retiree, and Employer Recovery Act of 2008 (the “Act”), we will waive withdrawal charges during the 2009 calendar year for withdrawals in an amount that, but for the Act, would have been Required Minimum Distributions (except for withdrawals from GIF8) using the RMD form described above.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated January 12, 2009.